VOYA INVESTORS TRUST

Voya Limited Maturity Bond Portfolio

VY® JPMorgan Small Cap Core Equity Portfolio VY® Morgan Stanley Global Franchise Portfolio (each a "Portfolio" and collectively the "Portfolios")

Supplement dated May 8, 2020

to the Portfolios' current Prospectus, Summary Prospectuses, and Statement of Additional Information,

each dated May 1, 2020

On March 23, 2020, the U.S. Securities and Exchange Commission ("SEC") issued an order providing registered funds with temporary flexibility with respect to borrowing. In connection with this order, on March 30, 2020, the Portfolios' Board of Trustees (the "Board") approved a policy permitting each Portfolio to deviate from its non"fundamental policy with respect to borrowing (as set forth in the Portfolios' Statement of Additional Information under the section titled "Fundamental and Non" Fundamental Investment Restrictions") for the period from March 31, 2020 until June 30, 2020 (unless extended by the Board upon any extension of the order by the SEC).

During this time, each Portfolio may borrow money in an amount of up to 33 1/3% of the Portfolio's total assets to meet short"term needs, such as in connection with redemptions. Each Portfolio incurs interest and other expenses when it borrows money. Borrowing creates leverage, which may increase expenses and increase the impact of a Portfolio's other risks. The use of leverage may exaggerate any increase or decrease in a Portfolio's net asset value causing the Portfolio to be more volatile than a fund that does not borrow.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE